                                                                    EXHIBIT 99.1

                                                Net Interest Margin Trust 1994-B
                                                November, 1999
                                                Payment: December 15, 1999

                                                7.85% SECURITIZED NET INTEREST
                                                MARGIN CERTIFICATES

                                            Cusip #                    393534AB8
                                            Trust Account #           33-31958-0
                                            Distribution Date: December 15, 1999

                                                                                                  Per $1,000
Securitized Net Interest Margin Certificates                                                       Original
--------------------------------------------                                                     ------------
1.  Amount Available                                                           390,127.63
                                                                        -----------------
Interest

2.  Aggregate Interest                                                         132,511.08         1.43410260
                                                                        ------------------------------------
3.  Amount Applied to:
    (a)  accrued but unpaid Interest

4.  Remaining:
    (a)  accrued but unpaid Interest

5.  Monthly Interest                                                           132,511.08
                                                                        -----------------
Principal

6.  Current month's principal distribution                                     257,616.55         2.78805790
                                                                        ------------------------------------

7.  Remaining outstanding principal balance                                 19,998,854.42        216.4378184
                                                                        ------------------------------------
    Pool Factor                                                                0.21643782
                                                                        -----------------

8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                                            407,397,722.64**
                                                                        -----------------
9.  Aggregate principal balance of loans
    refinanced by Green Tree Financial                                       1,311,389.36
                                                                        -----------------

10. Weighted average CPR                                                           10.55%
                                                                        -----------------

11. Weighted average CDR                                                            2.39%
                                                                        -----------------

12. Annualized net loss percentage                                                  1.48%
                                                                        -----------------


13. Delinquency              30-59 day                                              1.18%
                                                                        -----------------
                             60-89 day                                              0.38%
                                                                        -----------------
                             90+ day                                                0.58%
                                                                        -----------------
                             Total 30+                                              2.14%
                                                                        -----------------


US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 11/15/99.

                                                Net Interest Margin Trust 1994-B
                                                November, 1999
                                                Payment: December 15, 1999


                                             Fee Assets
                       -----------------------------------------------------
                             Guarantee           Inside        Fee Asset
                               Fees               Refi           Total
                       -----------------------------------------------------

GTFC 1994-1                        81,544.84       14,763.11      96,307.95
GTFC 1994-2                             0.00            0.00           0.00
GTFC 1994-3                             0.00            0.00           0.00
GTFC 1994-4                             0.00            0.00           0.00
                       -----------------------------------------------------

                                   81,544.84       14,763.11      96,307.95

Total amount of Guarantee Fees and
     Inside Refinance Payments                                    96,307.95
                                                            ---------------

Subordinated Servicing Fees                                      198,317.23
                                                            ---------------

Payment on Finance 1 Note                                        294,625.18
                                                            ---------------

Allocable to Interest (current)                                        0.00
                                                            ---------------

Allocable to accrued but unpaid Interest                               0.00
                                                            ---------------

Accrued and unpaid Trustee Fees                                        0.00
                                                            ---------------

Allocable to Principal                                                 0.00
                                                            ---------------

Finance 1 Note Principal Balance                                       0.00
                                                            ---------------

                                                Net Interest Margin Trust 1994-B
                                                November, 1999
                                                Payment: December 15, 1999




                                            Inside
                      Residual               Refi                 Total
                    ------------------------------------------------------

GTFC 1994-1                0.00                 0.00                 0.00
GTFC 1994-2                0.00            21,815.41            21,815.41
GTFC 1994-3                0.00             8,234.74             8,234.74
GTFC 1994-4           33,758.51            31,693.79            65,452.30
                    ------------------------------------------------------

                      33,758.51            61,743.94            95,502.45

                    Total Residual and Inside
                        Refinance Payments                      95,502.45